Exhibit 32

CERTIFICATION BY CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of J.B. Hunt Transport Services, Inc. (the “Company”) on Form 10-Q for the quarterly period ended March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, in the capacities and on the dates indicated below, each certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S. C. Section 1350) that to the best of our knowledge:

1.               The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.               The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 28, 2006	/s/ Kirk Thompson
Kirk Thompson
President and Chief Executive Officer

Date: April 28, 2006	/s/ Jerry W. Walton
Jerry W. Walton
Executive Vice President, Finance and
Administration,
Chief Financial Officer